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                                                                   EXHIBIT 10.61


February 5, 2003


Stephen C. Farrell
8 Minute Man Lane
Lexington, MA   02421

                      Re: Amendment of Employment Agreement

Dear Steve,

This letter agreement serves to further amend the Employment Agreement dated as of September 1, 2000, by and between you and PolyMedica Corporation (the "Company"), as amended by certain letter agreements dated as of April 16, 2001; September 24, 2001; October 12, 2001; May 31, 2002 and July 15, 2002 (together, the "Employment Agreement").

      Salary. The Base Salary, as defined in Section 3.1. of the Employment Agreement, shall be increased to $260,000 effective December 18, 2002.

If the foregoing is acceptable to you, please indicate your agreement by signing a copy of this letter agreement and returning it to the undersigned.


                                       Very truly yours,

                                       /s/ John K.P. Stone III
                                       ----------------------------------------
                                       John K. P. Stone III
                                       Vice Chairman and General Counsel


ACCEPTED AND AGREED TO:


/s/ Stephen C. Farrell
-----------------------------------
Stephen C. Farrell
Chief Financial Officer


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